UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 7, 2010

EVERGREEN ENERGY INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14176	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

1225 17th Street, Suite 1300 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 293-2992
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure

On January 7, 2010, the Company announced that it has signed a Term Sheet to spin-off its K-Fuel® technology to a subsidiary corporation, Clean Coal China.  The investment arm of one of China’s largest conglomerates and its affiliates (Chinese Conglomerate) anticipate making an investment in Clean Coal China, of which the majority of the proceeds would be used to fund the further development and commercialization of the K-Fuel technology and its related assets.  Following the investment, the Chinese Conglomerate and Evergreen’s shareholders would jointly own Clean Coal China.  Discussions are underway with other strategic parties that will bring necessary technical and worldwide business development capabilities to Clean Coal China.

Concurrently, Evergreen China, a Sino-US joint venture between Evergreen Energy Inc. and Chinese industry investors, signed a letter of intent with a large Chinese integrated utility and chemical manufacturer to build a K-Fuel plant in Inner Mongolia to produce K-Fuel from low ranked lignite feedstock.  Under a new and separate management and leadership, Clean Coal China would assume Evergreen’s role under the letter of intent and other business development and plant construction efforts in China and worldwide.

The completion of the spin-off of the K-Fuel technology and related transactions is subject to the completion of due diligence and the negotiation of definitive agreements between the parties.  The identity of the Chinese Conglomerate and the exact terms of the transaction will be disclosed at the execution of the definitive agreements.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release dated January 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergreen Energy Inc.

Date: January 7, 2010	By: /s/ Diana L. Kubik
Diana L. Kubik
Vice President and Chief Financial Officer

Evergreen Energy Inc.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Press release dated January 7, 2010